Exhibit 99.1

Red Hat Reports Second Quarter Results

  Second quarter revenue of $323 million, up 15% year-over-year
  Second quarter subscription revenue of $279 million, up 17% year-over-year
  Second quarter operating cash flow of $104 million, up 35% year-over-year

RALEIGH, N.C.--(BUSINESS WIRE)--September 24, 2012--Red Hat, Inc. (NYSE: RHT), the world's leading provider of open source solutions, today announced financial results for its fiscal year 2013 second quarter ended August 31, 2012.

Total revenue for the quarter was $322.6 million, an increase of 15% in U.S. dollars from the year ago quarter, or 20% measured in constant currency, as detailed in the tables below. Subscription revenue for the quarter was $278.8 million, up 17% in U.S. dollars year-over-year, or 22% measured in constant currency, as detailed in the tables below.

“Our double-digit growth was driven by demand for Red Hat’s open source technologies that are key to creating innovation, scale and flexibility in our customers’ data centers and their businesses,” stated Jim Whitehurst, President and Chief Executive Officer of Red Hat. “At Red Hat, we firmly believe in the strength of community-powered innovation. In early September, we were pleased to be recognized by Forbes, Inc. on its list of the World’s Most Innovative Companies. We are also proud that our customers who have built mission-critical systems on Red Hat technologies are also reflected on the Forbes list of innovative companies.”

GAAP operating income for the second quarter was $50.0 million, down 5% year-over-year. GAAP operating margin was 15.5%. After adjusting for stock compensation and amortization expenses, as detailed in the tables below, non-GAAP operating income for the second quarter was $79.2 million, up 4% year-over-year. Non-GAAP operating margin was 24.6%.

Net income for the quarter was $35.0 million, or $0.18 per diluted share, compared with $40.0 million, or $0.20 per diluted share, in the year ago quarter. After adjusting for stock compensation and amortization expenses, as detailed in the tables below, non-GAAP net income for the quarter was $54.9 million, or $0.28 per diluted share, as compared to $56.5 million, or $0.29 per diluted share, in the year ago quarter. The year ago quarter would have been $0.28 per diluted share excluding a discrete tax benefit of $2.1 million, or approximately $0.01 per share.

Operating cash flow was $103.9 million for the second quarter, as compared to $77.1 million in the year ago quarter. At quarter end, the company’s total deferred revenue balance was $944.4 million, an increase of 16% on a year-over-year basis. Total cash, cash equivalents and investments as of August 31, 2012 was $1.36 billion.

“On a constant currency basis, subscription revenue grew 22% year-over-year while total revenue grew 20%. Our business model and offerings continue to appeal to customers despite the global economic malaise,” stated Charlie Peters, Executive Vice President and Chief Financial Officer of Red Hat. “This quarter marked a significant ramp-up in investments in our nascent storage business, with the launch in late June of Red Hat Storage Server 2.0. Furthermore, we announced two small technology acquisitions in the middleware space to further round out our offerings, which decreased the quarter’s EPS by approximately $0.01 per share due to one-time closing costs.”

Additional information on Red Hat's reported results, including a reconciliation of the non-GAAP adjusted results, are included in the financial tables below. A live webcast of Red Hat's results will begin at 5:00 pm ET today and can be accessed by the general public at Red Hat's investor relations website at http://investors.redhat.com. A replay of the webcast will be available shortly after the live event has ended.

About Red Hat, Inc.

Red Hat is the world's leading provider of open source software solutions, taking a community-powered approach to reliable and high-performing cloud, Linux, middleware, storage and virtualization technologies. Red Hat also offers award-winning support, training, and consulting services. As the connective hub in a global network of enterprises, partners, and open source communities, Red Hat helps create relevant, innovative technologies that liberate resources for growth and prepare customers for the future of IT. Learn more at http://www.redhat.com.

Forward-Looking Statements

Certain statements contained in this press release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: risks related to delays or reductions in information technology spending; the effects of industry consolidation; the ability of the Company to compete effectively; uncertainty and adverse results in litigation and related settlements; the integration of acquisitions and the ability to market successfully acquired technologies and products; the inability to adequately protect Company intellectual property and the potential for infringement or breach of license claims of or relating to third party intellectual property; the ability to deliver and stimulate demand for new products and technological innovations on a timely basis; risks related to data and information security vulnerabilities; ineffective management of, and control over, the Company's growth and international operations; fluctuations in exchange rates; and changes in and a dependence on key personnel, as well as other factors contained in our most recent Quarterly Report on Form 10-Q (copies of which may be accessed through the Securities and Exchange Commission's website at http://www.sec.gov), including those found therein under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations". In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic and political conditions, governmental and public policy changes and the impact of natural disasters such as earthquakes and floods. The forward-looking statements included in this press release represent the Company's views as of the date of this press release and these views could change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this press release.

Red Hat and JBoss are trademarks of Red Hat, Inc., registered in the U.S. and other countries. Linux® is the registered trademark of Linus Torvalds in the U.S. and other countries.

RED HAT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands - except per share amounts)

	Three Months Ended		Six Months Ended
	August 31,	August 31,	August 31,	August 31,
	2012	2011	2012	2011
Revenue:

Subscriptions	$278,800	$238,337	$551,371	$463,870
Training and services	43,795	42,983	85,956	82,196

Total subscription, training and services revenue	322,595	281,320	637,327	546,066

Cost of revenue:

Subscriptions	18,846	16,596	36,786	31,835
Training and services	29,012	30,043	57,092	57,251

Total cost of subscription, training and services revenue	47,858	46,639	93,878	89,086

Total gross profit	274,737	234,681	543,449	456,980

Operating expense:
Sales and marketing	123,578	99,730	244,449	197,056
Research and development	63,366	51,488	123,246	99,776
General and administrative	37,813	30,985	71,724	62,311
Facility exit costs	-	-	3,142	-

Total operating expense	224,757	182,203	442,561	359,143

Income from operations	49,980	52,478	100,888	97,837
Interest income	2,154	2,127	4,448	4,063
Other income (expense), net	(656)	326	1,232	59

Income before provision for income taxes	51,478	54,931	106,568	101,959
Provision for income taxes	16,473	14,963	34,102	29,542

Net income	$35,005	$39,968	$72,466	$72,417

Net income per share:
Basic	$0.18	$0.21	$0.38	$0.38
Diluted	$0.18	$0.20	$0.37	$0.37

Weighted average shares outstanding:
Basic	193,064	192,937	193,005	193,046
Diluted	195,795	196,171	195,929	196,428

RED HAT, INC.
CONSOLIDATED BALANCE SHEETS

(In thousands)

ASSETS
	August 31,	February 29,
	2012	2012 (1)
	(Unaudited)
Current assets:
Cash and cash equivalents	$571,576	$549,217
Investments in debt and equity securities	297,876	264,298
Accounts receivable, net	215,433	255,180
Deferred tax assets, net	72,007	69,765
Prepaid expenses	85,642	81,266
Other current assets	2,135	1,629

Total current assets	1,244,669	1,221,355

Property and equipment, net	113,092	92,065
Goodwill	595,430	591,563
Identifiable intangibles, net	122,709	100,638
Investments in debt securities	490,168	446,838
Other assets, net	39,573	38,640

Total assets	$2,605,641	$2,491,099

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$139,060	$114,078
Deferred revenue	704,573	711,408
Other current obligations	963	819

Total current liabilities	844,596	826,305

Long term deferred revenue	239,827	235,328
Other long term obligations	37,535	30,649
Stockholders' equity:
Common stock	23	23
Additional paid-in capital	1,761,524	1,709,082
Retained earnings	464,142	391,676
Treasury stock, at cost	(728,894)	(696,012)
Accumulated other comprehensive loss	(13,112)	(5,952)

Total stockholders' equity	1,483,683	1,398,817

Total liabilities and stockholders' equity	$2,605,641	$2,491,099

(1) Derived from audited financial statements

RED HAT, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In thousands)

	Three Months Ended		Six Months Ended
	August 31,	August 31,	August 31,	August 31,
	2012	2011	2012	2011

Cash flows from operating activities:
Net income	$35,005	$39,968	$72,466	$72,417
Adjustments to reconcile net income to net cash provided by
operating activities:
Depreciation and amortization	14,568	13,147	28,647	25,886
Share-based compensation expense	23,859	18,753	46,065	34,940
Deferred income taxes	13,036	8,155	23,063	19,210
Excess tax benefits from share-based payment arrangements	(9,600)	(8,112)	(19,800)	(16,672)
Other	529	(240)	(1,840)	(317)
Changes in operating assets and liabilities net of effects of acquisitions:
Accounts receivable	(18,735)	(20,457)	35,825	11,585
Prepaid expenses	833	65	(6,966)	(3,228)
Accounts payable and accrued expenses	15,250	3,328	26,348	(611)
Deferred revenue	26,430	22,851	21,308	24,121
Other	2,678	(357)	3,141	(19)

Net cash provided by operating activities	103,853	77,101	228,257	167,312

Cash flows from investing activities:
Purchase of available-for-sale debt securities	(185,028)	(220,436)	(507,769)	(401,286)
Proceeds from sales and maturities of available-for-sale debt securities	190,094	208,693	417,779	381,276
Proceeds from sales of available-for-sale equity securities	-	681	330	1,346
Acquisition of business, net of cash acquired	(10,051)	-	(10,051)	-
Purchase of strategic equity investments	-	(1,000)	-	(1,000)
Purchase of other intangible assets	(24,341)	(1,059)	(26,863)	(3,602)
Purchase of property and equipment	(20,344)	(11,523)	(36,243)	(20,179)

Net cash used in investing activities	(49,670)	(24,644)	(162,817)	(43,445)

Cash flows from financing activities:
Excess tax benefits from share-based payment arrangements	9,600	8,112	19,800	16,672
Proceeds from exercise of common stock options	2,626	3,370	6,516	8,413
Purchase of treasury stock	(2,871)	(38,006)	(32,882)	(56,952)
Payments related to net settlement of employee share-based compensation awards	(3,856)	(2,952)	(22,688)	(11,985)
Payments on other borrowings	(213)	(94)	(477)	(688)

Net cash provided by (used in) financing activities	5,286	(29,570)	(29,731)	(44,540)

Effect of foreign currency exchange rates on cash and cash equivalents	3,491	4,348	(13,350)	15,501
Net increase in cash and cash equivalents	62,960	27,235	22,359	94,828
Cash and cash equivalents at beginning of the period	508,616	710,223	549,217	642,630

Cash and cash equivalents at end of period	$571,576	$737,458	$571,576	$737,458

RED HAT, INC.
RECONCILIATION OF CERTAIN GAAP RESULTS TO NON-GAAP ADJUSTED RESULTS
(Unaudited)
(In thousands - except per share amounts)

Non cash share-based compensation expense included in Consolidated Statements of Operations:

	Three Months Ended		Six Months Ended
	August 31,	August 31,	August 31,	August 31,
	2012	2011	2012	2011

Cost of revenue	$2,167	$1,842	$4,333	$3,631
Sales and marketing	7,726	6,101	15,087	11,672
Research and development	7,294	4,883	14,106	9,077
General and administration	6,672	5,927	12,539	10,560
Total share-based compensation expense	$23,859	$18,753	$46,065	$34,940

Amortization of intangible assets expense included in Consolidated Statements of Operations:

	Three Months Ended		Six Months Ended
	August 31,	August 31,	August 31,	August 31,
	2012	2011	2012	2011

Cost of revenue	$1,149	$1,216	$1,819	$2,195
Sales and marketing	2,120	1,958	4,196	3,918
Research and development	959	1,157	1,918	2,313
General and administration	1,181	865	2,324	1,711
Total amortization of intangible assets expense	$5,409	$5,196	$10,257	$10,137

Facility exit costs included in Consolidated Statements of Operations:

	Three Months Ended		Six Months Ended
	August 31,	August 31,	August 31,	August 31,
	2012	2011	2012	Jul 03

Facility exit costs	-	-	$3,142	-

	Three Months Ended		Six Months Ended
	August 31,	August 31,	August 31,	August 31,
	2012	2011	2012	2011

GAAP net income	$35,005	$39,968	$72,466	$72,417

Provision for income taxes	16,473	14,963	34,102	29,542

GAAP income before provision for income taxes	$51,478	$54,931	$106,568	$101,959

Add: Non-cash share-based compensation expense	23,859	18,753	46,065	34,940
Add: Amortization of intangible assets	5,409	5,196	10,257	10,137
Add: Facility exit costs	-	-	3,142	-

Non-GAAP adjusted income before provision for income taxes	$80,746	$78,880	$166,032	$147,036

Provision for income taxes (1)	25,839	22,387	53,130	43,515

Non-GAAP adjusted net income (basic and diluted)	$54,907	$56,493	$112,902	$103,521

Non-GAAP adjusted net income per share:
Basic	$0.28	$0.29	$0.58	$0.54
Diluted	$0.28	$0.29	$0.58	$0.53

(1) Provision for income taxes:
Non-GAAP adjusted net income before income tax provision	$80,746	$78,880	$166,032	$147,036
Estimated annual effective tax rate	32.0%	31.0%	32.0%	31.0%
Non-GAAP provision for income taxes before discrete tax benefit	$25,839	$24,453	$53,130	$45,581
Discrete tax benefit	-	2,066	-	2,066
Provision for income taxes on Non-GAAP adjusted net income	$25,839	$22,387	$53,130	$43,515

RED HAT, INC.
RECONCILIATION OF CERTAIN GAAP RESULTS TO NON-GAAP ADJUSTED RESULTS
(Unaudited)
(In thousands - except per share amounts)

Reconciliation of GAAP results to non-GAAP adjusted results

	Three Months Ended		Six Months Ended
	August 31,	August 31,	August 31,	August 31,
	2012	2011	2012	2011

GAAP gross profit	$274,737	$234,681	$543,449	$456,980

Add: Non-cash share-based compensation expense	2,167	1,842	4,333	3,631
Add: Amortization of intangible assets	1,149	1,216	1,819	2,195

Non-GAAP gross profit	$278,053	$237,739	$549,601	$462,806

Non-GAAP gross margin	86%	85%	86%	85%

	Three Months Ended		Six Months Ended
	August 31,	August 31,	August 31,	August 31,
	2012	2011	2012	2011

GAAP operating expenses	$224,757	$182,203	$442,561	$359,143

Deduct: Non-cash share-based compensation expense	(21,692)	(16,911)	(41,732)	(31,309)
Deduct: Amortization of intangible assets	(4,260)	(3,980)	(8,438)	(7,942)
Deduct: Facility exit costs	-	-	(3,142)	-

Non-GAAP adjusted operating expenses	$198,805	$161,312	$389,249	$319,892

	Three Months Ended		Six Months Ended
	August 31,	August 31,	August 31,	August 31,
	2012	2011	2012	2011

GAAP operating income	$49,980	$52,478	$100,888	$97,837

Add: Non-cash share-based compensation expense	23,859	18,753	46,065	34,940
Add: Amortization of intangible assets	5,409	5,196	10,257	10,137
Add: Facility exit costs	-	-	3,142	-

Non-GAAP adjusted operating income	$79,248	$76,427	$160,352	$142,914

Non-GAAP adjusted operating margin	24.6%	27.2%	25.2%	26.2%

	Three Months Ended
	August 31,	August 31,	Year-Over-Year
	2012	2011	Growth Rate

GAAP subscription revenue	$278,800	$238,337	17.0%
Adjustment for currency impact	12,248	-
Non-GAAP subscription revenue on a constant currency basis	$291,048	$238,337	22.1%

GAAP training and services revenue	$43,795	$42,983	1.9%
Adjustment for currency impact	1,985	-
Non-GAAP training and services revenue on a constant currency basis	$45,780	$42,983	6.5%

GAAP total subscription, training and services revenue	$322,595	$281,320	14.7%
Adjustment for currency impact	14,233	-
Non-GAAP total subscription, training and services revenue on a constant currency basis	$336,828	$281,320	19.7%

CONTACT:
Red Hat Inc.
Media Contact:
Stephanie Wonderlick, +1 571-421-8169
swonderlick@redhat.com
or
Investor Relations:
Tom McCallum, +1 919-754-4630
tmccallum@redhat.com